NUVEEN VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 1, 2011

TO THE SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2010

Effective January 1, 2011, Nuveen Asset Management, the fund’s investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the fund’s sub-adviser, and the fund’s portfolio manager has become an employee of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the fund from the fund’s management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Thomas C. Spalding, Jr. has been named portfolio manager of the fund, succeeding Cathryn Steeves, who is no longer portfolio manager of the fund.

Mr. Spalding, CFA, is a Senior Vice President at Nuveen Asset Management, LLC. He joined the firm in 1975 as an assistant portfolio manager and has been the portfolio manager of Nuveen’s first closed-end fund since its inception in 1987.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-VA-0111P